Events after the reporting date	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

13.       Events after the reporting date

Debt financing

In August 2022, the Company reached an agreement with First Citizens Bank & Trust Company (formerly known as CIT Bank N.A.) for a deed of accession, amendment and restatement of the CIT loan facility by the accession of an additional borrower in order to increase the loan facility from a total of $34.25 million to $52.25 million, by a top up loan amount of $18 million for the purpose of financing vessel Orion Globe and for general corporate and working capital purposes of all the borrowers and Globus. The CIT loan facility (including the new top up loan amount) is now further secured by a first preferred mortgage over the vessel Orion Globe. Furthermore, the benchmark rate was amended from LIBOR to SOFR and the applicable margin from 3.75% to 3.35% for the whole CIT loan facility. The Company also entered into a new swap agreement in order for the additional borrower to enter into hedging transactions (separately from those entered by the other borrowers) with First Citizens Bank & Trust Company (formerly known as CIT Bank N.A.). On August 10, 2022, the Company drew down $18 million, paid approximately $240 of borrowing costs incurred, which were deferred over the duration of the loan facility.